HATTERAS MULTI-STRATEGY FUND, L.P.
and
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
(the “Funds”)

Supplement dated October 20, 2010,
to the Prospectus dated July 16, 2010

This Supplement contains information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.  Capitalized terms used in this Supplement and not otherwise defined shall have the meaning given to them in the Prospectus.

Effective immediately, the following changes are made to the Prospectus:

The first two sentences of the paragraph entitled “Repurchase Offers” in the FUNDS SUMMARY section on page 17 are removed and replaced with the following:

In order to provide a limited degree of liquidity to the Partners, each Fund intends to conduct repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year, provided that it is in the best interests of the Fund and the Partners to do so as determined by the Board. In each repurchase offer, each Fund intends to offer to repurchase a percentage of its Units at its NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each, a “Valuation Date”), but in no event will more than 20% of the Units of a Fund be repurchased per quarter.  For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter.

The first sentence of the first paragraph in the TENDER OFFERS/OFFERS TO REPURCHSE section on page 40 is removed and replaced with the following:

In no event will more than 20% of the Units of a Fund be repurchased per quarter.  For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter.

The Amended and Restated Limited Partnership Agreement of each of the Funds will be amended to reflect this change.  The text of the amendments will be furnished to any Partner upon request.

***

Effective immediately, the sales charge shall be modified as follows: investments in the Funds are sold subject to a sales charge not to exceed 2% of the investment.  Accordingly, the following changes are made to the Prospectus:

Footnote 2 on page 3 is removed in its entirety and replaced with the following:

(2) Investments in the Funds are sold subject to a sales charge of up to 2.00% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Units of a Fund. See “The Offering.”

Footnote 1 to the table in the FUND FEES AND EXPENSES section on page 5 and page 7 is removed in its entirety and replaced with the following:

Investors may be charged a sales charge of up to 2.00% of the investment, as more fully described below under the heading “Sales Charge.”

The paragraph titled “SALES CHARGE” in the FUND FEES AND EXPENSES section on page 9 is removed in its entirety and replaced with the following:

SALES CHARGE. Investments in the Funds may be subject to a sales charge of up to 2.00% by the Distributor. The sales charge will be in addition to each investor’s purchase amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of a Fund. No sales charge or a reduced sales charge is expected to be charged with respect to investments by the Investment Manager and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. See “DISTRIBUTION ARRANGEMENTS – SALES CHARGE.”

The paragraphs titled “SALES CHARGE” in the DISTRIBUTION ARRANGEMENTS section on page 18 including the table titled “SALES CHARGE SCHEDULE” is removed in its entirety and replaced with the following:

Investments in the Funds may be subject to a sales charge of up to 2.00%. The sales charge will be in addition to each Partner's purchase amount, and will not constitute part of a Partner's capital contribution to a Fund or part of the assets of such Fund. No sales charge or a reduced sales charge is expected to be charged with respect to investments by the Investment Manager and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Units of a Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE